                                                                    Exhibit 99.2

FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                         Quarter Ended
                                                                            June 30                                Variance
                                                             ----------------------------------      -------------------------------
                                                                   2003               2002                  $                %
                                                             ---------------    ---------------      --------------    -------------
INCOME SUMMARY:                                                       (in thousands, except per-share data)
---------------
  Interest income                                            $       107,166    $       118,887      $      (11,721)           -9.9%
  Interest expense                                                    32,796             39,329              (6,533)          -16.6%
                                                             ---------------    ---------------      --------------
      Net Interest Income                                             74,370             79,558              (5,188)           -6.5%
  Provision for loan losses                                            2,490              2,680                (190)           -7.1%
  Investment securities gains                                          4,809              1,972               2,837           143.9%
  Other income                                                        29,725             24,747               4,978            20.1%
  Other expenses                                                      58,065             56,504               1,561             2.8%
                                                             ---------------    ---------------      --------------
      Income Before Income Taxes                                      48,349             47,093               1,256             2.7%
  Income taxes                                                        14,287             14,103                 184             1.3%
                                                             ---------------    ---------------      --------------
      Net Income                                             $        34,062    $        32,990      $        1,072             3.2%
                                                             ===============    ===============      ==============

Fully taxable equivalent (FTE) net interest income           $        76,774    $        81,848      $       (5,074)           -6.2%

PER-SHARE DATA:
---------------
  Net Income:
      Basic                                                  $          0.32    $          0.30      $         0.02             6.7%
      Diluted                                                           0.32               0.30                0.02             6.7%

  Cash Dividends                                                       0.160              0.143               0.017            11.9%

ENDING BALANCES:
----------------
  Total assets                                               $     8,619,287    $     7,927,561      $      691,726             8.7%
  Loans, net of unearned income                                    5,391,398          5,374,212              17,186             0.3%
  Deposits                                                         6,437,023          6,028,865             408,158             6.8%
  Short-term borrowings                                              599,995            477,580             122,415            25.6%
  Long-term debt                                                     534,456            451,280              83,176            18.4%
  Shareholders' equity                                               873,659            861,262              12,397             1.4%

AVERAGE BALANCES:
-----------------
  Total assets                                               $     8,422,985    $     7,838,532      $      584,453             7.5%
  Loans, net of unearned income                                    5,384,692          5,426,851             (42,159)           -0.8%
  Deposits                                                         6,324,543          5,949,785             374,758             6.3%
  Short-term borrowings                                              596,312            503,366              92,946            18.5%
  Long-term debt                                                     540,413            457,977              82,436            18.0%
  Shareholders' equity                                               865,336            830,269              35,067             4.2%

FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                     Six Months Ended
                                                                          June 30                             Variance
                                                            ----------------------------------   -------------------------------
                                                                 2003               2002               $                %
                                                            --------------     ---------------   --------------   --------------
INCOME SUMMARY:                                                     (in thousands, except per-share data)
---------------
     Interest income                                        $      217,350     $      236,686    $      (19,336)           -8.2%
     Interest expense                                               67,342             80,798           (13,456)          -16.7%
                                                            --------------     --------------    --------------
         Net Interest Income                                       150,008            155,888            (5,880)           -3.8%
     Provision for loan losses                                       5,325              5,460              (135)           -2.5%
     Investment securities gains                                     7,038              3,370             3,668           108.8%
     Other income                                                   59,161             50,032             9,129            18.2%
     Other expenses                                                113,947            111,432             2,515             2.3%
                                                            --------------     --------------    --------------
         Income Before Income Taxes                                 96,935             92,398             4,537             4.9%
     Income taxes                                                   28,830             27,178             1,652             6.1%
                                                            --------------     --------------    --------------
         Net Income                                         $       68,105     $       65,220    $        2,885             4.4%
                                                            ==============     ==============    ==============
Fully taxable equivalent (FTE) net interest income          $      154,836     $      160,402    $       (5,566)           -3.5%

PER-SHARE DATA:
---------------
     Net Income:
         Basic                                              $         0.64     $         0.60    $         0.04             6.7%
         Diluted                                                      0.64               0.60              0.04             6.7%

     Cash Dividends                                                  0.303              0.272             0.031            11.4%

AVERAGE BALANCES:
-----------------
     Total assets                                           $    8,352,671     $    7,743,604    $      609,067             7.9%
     Loans, net of unearned income                               5,365,939          5,408,413           (42,474)           -0.8%
     Deposits                                                    6,247,147          5,915,696           331,451             5.6%
     Short-term borrowings                                         603,838            444,657           159,181            35.8%
     Long-term debt                                                540,659            460,825            79,834            17.3%
     Shareholders' equity                                          864,991            822,110            42,881             5.2%

FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                           Quarter Ended
                                                               ---------------------------------               Variance
                                                                   June 30          March 31       ---------------------------------
                                                                     2003             2002                $                 %
                                                               ---------------  ----------------   ---------------   ---------------
INCOME SUMMARY:                                                       (in thousands, except per-share data)
---------------
     Interest income                                              $   107,166      $    110,184       $    (3,018)            -2.7%
     Interest expense                                                  32,796            34,546            (1,750)            -5.1%
                                                               ---------------  ----------------   ---------------
         Net Interest Income                                           74,370            75,638            (1,268)            -1.7%
     Provision for loan losses                                          2,490             2,835              (345)           -12.2%
     Investment securities gains                                        4,809             2,229             2,580            115.7%
     Other income                                                      29,725            29,436               289              1.0%
     Other expenses                                                    58,065            55,882             2,183              3.9%
                                                               ---------------  ----------------   ---------------
         Income Before Income Taxes                                    48,349            48,586              (237)            -0.5%
     Income taxes                                                      14,287            14,543              (256)            -1.8%
                                                               ---------------  ----------------   ---------------
         Net Income                                               $    34,062      $     34,043       $        19              0.1%
                                                               ===============  ================   ===============

Fully taxable equivalent (FTE) net interest income                $    76,774      $     78,062       $    (1,288)            -1.6%

PER-SHARE DATA:
---------------
     Net Income:
         Basic                                                    $      0.32      $       0.32       $         -              0.0%
         Diluted                                                         0.32              0.32                 -              0.0%

     Cash Dividends                                                     0.160             0.143             0.017             11.9%

ENDING BALANCES:
----------------
     Total assets                                                 $ 8,619,287      $  8,430,330       $   188,957              2.2%
     Loans, net of unearned income                                  5,391,398         5,289,036           102,362              1.9%
     Deposits                                                       6,437,023         6,344,568            92,455              1.5%
     Short-term borrowings                                            599,995           507,907            92,088             18.1%
     Long-term debt                                                   534,456           535,210              (754)            -0.1%
     Shareholders' equity                                             873,659           864,119             9,540              1.1%

AVERAGE BALANCES:
-----------------
     Total assets                                                 $ 8,422,985      $  8,281,576       $   141,409              1.7%
     Loans, net of unearned income                                  5,384,692         5,346,978            37,714              0.7%
     Deposits                                                       6,324,543         6,168,891           155,652              2.5%
     Short-term borrowings                                            596,312           611,447           (15,135)            -2.5%
     Long-term debt                                                   540,413           540,906              (493)            -0.1%
     Shareholders' equity                                             865,336           864,642               694              0.1%

FULTON FINANCIAL CORPORATION
CONSOLIDATED ENDING BALANCE SHEET (UNAUDITED)

                                                                             June 30
                                                                 ---------------------------------
                                                                      2003              2002
                                                                 ---------------  ----------------
                                                                          (in thousands)
ASSETS
------
     Cash and due from banks                                       $    354,238     $     282,232
     Interest-bearing deposits                                            5,737             3,118
     Mortgage loans held for sale                                        59,874            47,127
     Investment securities                                            2,548,789         1,955,750

     Loans, net of unearned income                                    5,391,398         5,374,212
     Less: Allowance for loan losses                                    (72,240)          (72,801)
                                                                 ---------------  ----------------
         Net Loans                                                    5,319,158         5,301,411

     Premises and equipment                                             121,367           123,936
     Accrued interest receivable                                         31,969            40,061
     Intangible assets                                                   71,578            73,415
     Other assets                                                       106,577           100,511
                                                                 ---------------  ----------------
         Total Assets                                              $  8,619,287     $   7,927,561
                                                                 ===============  ================

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
     Deposits:
         Noninterest bearing                                       $  1,295,098     $   1,084,920
         Interest-bearing                                             5,141,925         4,943,945
                                                                 ---------------  ----------------
         Total Deposits                                               6,437,023         6,028,865

     Short-term borrowings:
         Securities sold under agreements to repurchase                 347,361           298,248
         Federal funds purchased                                        250,000           174,000
         Demand notes of U.S. Treasury                                    2,634             5,332
                                                                 ---------------  ----------------
         Total Short-Term Borrowings                                    599,995           477,580

     Accrued interest payable                                            24,290            27,947
     Other liabilities                                                  144,364            75,127
     Long-term debt                                                     534,456           451,280
     Corporation-obligated mandatorily redeemable
         capital securities of subsidiary trust                           5,500             5,500
                                                                 ---------------  ----------------
         Total Liabilities                                            7,745,628         7,066,299
                                                                 ---------------  ----------------

     Shareholders' equity:
         Common stock                                                   272,941           259,943
         Additional paid in capital                                     558,087           481,634
         Retained earnings                                               82,091           101,334
         Accumulated other comprehensive income                          25,929            30,776
         Less: Treasury stock, at cost                                  (65,389)          (12,425)
                                                                 ---------------  ----------------
         Total Shareholders' Equity                                     873,659           861,262
                                                                 ---------------  ----------------
         Total Liabilities and Shareholders' Equity                $  8,619,287     $   7,927,561
                                                                 ===============  ================

LOANS AND DEPOSITS DETAIL:
--------------------------
Loans, by type:

     Commercial, financial and agricultural                        $  1,713,528     $   1,551,856
     Real estate - construction                                         270,468           241,769
     Real estate - mortgage                                           2,813,043         2,921,460
     Consumer                                                           523,197           585,288
     Leasing and other                                                   71,162            73,839
                                                                 ---------------  ----------------
     Total Loans, net of unearned income                           $  5,391,398     $   5,374,212
                                                                 ===============  ================

Deposits, by type:

     Noninterest-bearing demand                                    $  1,295,098     $   1,084,920
     Interest-bearing demand                                          1,099,470           871,571
     Savings deposits                                                 1,596,596         1,531,656
     Time deposits                                                    2,445,859         2,540,718
                                                                 ---------------  ----------------
     Total Deposits                                                $  6,437,023     $   6,028,865
                                                                 ===============  ================

FULTON FINANCIAL CORPORATION
CONSOLIDATED INCOME STATEMENT (UNAUDITED)

                                                          Quarter Ended          Six Months Ended
                                                             June 30                 June 30
                                                       -------------------    ----------------------
                                                        2003        2002         2003         2002
                                                       --------   --------    ---------    ---------
                                                                     (in thousands)
Interest Income:
     Loans, including fees                             $ 84,541   $ 94,246    $ 169,653    $ 188,905
     Investment securities:
         Taxable                                         18,390     21,185       39,124       40,814
         Tax-exempt                                       2,526      2,491        5,046        4,872
         Dividends                                        1,153        902        2,301        1,956
     Other interest income                                  556         63        1,226          139
                                                       --------   --------    ---------    ---------
         Total Interest Income                          107,166    118,887      217,350      236,686

Interest Expense:
     Deposits                                            24,000     30,840       49,707       64,414
     Short-term borrowings                                1,692      2,057        3,445        3,570
     Long-term debt                                       7,104      6,432       14,190       12,814
                                                       --------   --------    ---------    ---------
         Total Interest Expense                          32,796     39,329       67,342       80,798
                                                       --------   --------    ---------    ---------
         Net Interest Income                             74,370     79,558      150,008      155,888
     Provision for Loan Losses                            2,490      2,680        5,325        5,460
                                                       --------   --------    ---------    ---------
         Net Interest Income after Provision             71,880     76,878      144,683      150,428

Other Income:
     Investment management & trust services               8,809      7,583       17,152       14,743
     Service charges on deposit accounts                  9,501      9,300       18,717       18,084
     Other service charges and fees                       4,708      4,273        9,294        8,378
     Mortgage banking income                              5,841      2,782       11,792        6,064
     Investment securities gains                          4,809      1,972        7,038        3,370
     Other                                                  866        809        2,206        2,763
                                                       --------   --------    ---------    ---------
         Total Other Income                              34,534     26,719       66,199       53,402

Other Expenses:
     Salaries and employee benefits                      34,494     32,618       67,814       63,665
     Net occupancy expense                                4,807      4,263        9,887        8,555
     Equipment expense                                    2,588      2,716        5,268        5,515
     Data processing                                      2,776      2,950        5,640        6,163
     Advertising                                          1,787      1,860        3,019        3,653
     Intangible amortization                                360        360          719          719
     Other                                               11,253     11,737       21,600       23,162
                                                       --------   --------    ---------    ---------
         Total Other Expenses                            58,065     56,504      113,947      111,432
                                                       --------   --------    ---------    ---------
         Income Before Income Taxes                      48,349     47,093       96,935       92,398
     Income Taxes                                        14,287     14,103       28,830       27,178
                                                       --------   --------    ---------    ---------
         Net Income                                    $ 34,062   $ 32,990    $  68,105    $  65,220
                                                       ========   ========    =========    =========

FULTON FINANCIAL CORPORATION
PER-SHARE INFORMATION AND SELECTED FINANCIAL RATIOS (UNAUDITED)

                                                      Quarter Ended         Six Months Ended
                                                        June 30                 June 30
                                                 ---------------------    -------------------
                                                   2003         2002        2003       2002
                                                 ---------   ---------    --------   --------
PER-SHARE INFORMATION:
----------------------
     Net income:
         Basic                                   $    0.32   $    0.30    $   0.64   $   0.60
         Diluted                                      0.32        0.30        0.64       0.60

     Cash Dividends                              $   0.160   $   0.143    $  0.303   $  0.272
     Book Value                                       8.29        7.94           -          -
     Tangible Book Value                              7.61        7.27           -          -

     Weighted average shares (basic)               105,437     108,350     105,678    108,344
     Weighted average shares (diluted)             106,178     109,108     106,405    109,094
     Shares outstanding, end of period             105,358     108,420           -          -

FINANCIAL RATIOS:
-----------------
     Return on Average Assets                         1.62%       1.69%       1.64%      1.70%
     Return on Average Equity                        15.79%      15.94%      15.88%     16.00%
     Net Interest Margin                              3.91%       4.48%       3.99%      4.46%
     Efficiency Ratio                                 54.2%       52.7%       52.9%      52.6%
     Average Equity to Average Assets                 10.3%       10.6%       10.4%      10.6%

FULTON FINANCIAL CORPORATION
CONSOLIDATED AVERAGE BALANCE SHEET (UNAUDITED)

                                                                         Quarter Ended                Six Months Ended
                                                                            June 30                        June 30
                                                                 ----------------------------   ---------------------------
                                                                     2003            2002           2003           2002
                                                                 ------------    ------------   ------------   ------------
ASSETS                                                                                (In thousands)
------
  Interest-earning assets:
      Loans and leases                                            $ 5,384,692     $ 5,426,851    $ 5,365,939    $ 5,408,413
      Taxable investment securities                                 2,044,602       1,529,697      2,002,056      1,464,280
      Tax-exempt investment securities                                251,813         232,691        246,526        226,217
      Equity securities                                               128,378         109,048        130,825        106,050
      Short-term investments                                           40,526          16,755         47,720         15,371
                                                                 ------------    ------------   ------------   ------------
      Total Interest-Earning Assets                                 7,850,011       7,315,042      7,793,066      7,220,331

  Non-interest earning assets:
      Cash and due from banks                                         278,657         238,775        268,164        241,845
      Premises and equipment                                          121,811         124,501        122,589        123,863
      Other assets                                                    245,293         233,272        241,731        230,316
      Less: Allowance for loan losses                                 (72,787)        (73,058)       (72,879)       (72,751)
                                                                 ------------    ------------   ------------   ------------
      Total Assets                                                $ 8,422,985     $ 7,838,532    $ 8,352,671    $ 7,743,604
                                                                 ============    ============   ============   ============


LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
  Interest-bearing liabilities:

      Demand deposits                                             $ 1,085,855     $   848,303    $ 1,067,839    $   834,698
      Savings deposits                                              1,596,578       1,529,307      1,566,393      1,492,423
      Time deposits                                                 2,461,038       2,529,819      2,486,483      2,567,157
                                                                 ------------    ------------   ------------   ------------
      Total Interest-Bearing Deposits                               5,143,471       4,907,429      5,120,715      4,894,278

      Short-term borrowings                                           596,312         503,366        603,838        444,657
      Long-term debt                                                  540,413         457,977        540,659        460,825
                                                                 ------------    ------------   ------------   ------------
      Total Interest-Bearing Liabilities                            6,280,196       5,868,772      6,265,212      5,799,760

  Noninterest-bearing liabilities:
      Demand deposits                                               1,181,072       1,042,356      1,126,432      1,021,418
      Other                                                            96,381          97,135         96,036        100,316
                                                                 ------------    ------------   ------------   ------------
      Total Liabilities                                             7,557,649       7,008,263      7,487,680      6,921,494
  Shareholders' equity                                                865,336         830,269        864,991        822,110
                                                                 ------------    ------------   ------------   ------------
      Total Liabilities and Shareholders' Equity                  $ 8,422,985     $ 7,838,532    $ 8,352,671    $ 7,743,604
                                                                 ============    ============   ============   ============


AVERAGE YIELDS ON INTEREST-EARNING ASSETS:
------------------------------------------
  Loans and leases                                                       6.30%           6.97%          6.38%          7.04%
  Taxable investment securities                                          3.61%           5.55%          3.94%          5.62%
  Tax-exempt investment securities                                       4.02%           4.29%          4.13%          4.34%
  Equity securities                                                      3.60%           3.32%          3.55%          3.72%
  Short-term investments                                                 5.50%           1.51%          5.18%          1.82%
                                                                 ------------    ------------   ------------   ------------
           Total Interest-Earning Assets                                 5.48%           6.52%          5.62%          6.61%
                                                                 ============    ============   ============   ============

AVERAGE COSTS OF INTEREST-BEARING LIABILITIES:
----------------------------------------------
  Demand deposits                                                        0.55%           0.65%          0.59%          0.64%
  Savings deposits                                                       0.69%           1.13%          0.72%          1.14%
  Time deposits                                                          3.22%           3.99%          3.32%          4.19%
  Short-term borrowings                                                  1.14%           1.64%          1.15%          1.62%
  Long-term debt                                                         5.27%           5.63%          5.29%          5.61%
                                                                 ------------    ------------   ------------   ------------
           Total Interest-Bearing Liabilities                            2.09%           2.69%          2.17%          2.81%
                                                                 ============    ============   ============   ============

NET INTEREST MARGIN (FTE)                                                3.91%           4.48%          3.99%          4.46%
                                                                 ============    ============   ============   ============

FULTON FINANCIAL CORPORATION
LOAN QUALITY INFORMATION (UNAUDITED)

                                                        Quarter Ended          Six Months Ended
                                                           June 30                  June 30
                                                     -------------------      ------------------
                                                       2003       2003          2003      2002
                                                     --------   --------      -------   --------
                                                                    (in thousands)
Gross Charge-offs                                    $  2,962   $  3,035      $ 6,911   $  6,653
Recoveries                                                926      1,073        1,906      2,032
                                                     --------   --------      -------   --------
    Net Charge-offs                                  $  2,036   $  1,962      $ 5,005   $  4,531
                                                     ========   ========      =======   ========

Net Charge-offs to average loans                         0.15%      0.14%        0.19%      0.17%
                                                     --------   --------      -------   --------

Non-Accrual Loans                                    $ 26,811   $ 20,983
Accruing Loans 90+ Days Overdue                        11,266     10,588
Other Real Estate Owned                                   808      1,373
                                                     --------   --------
    Total Non-Performing Assets                      $ 38,885   $ 32,944
                                                     ========   ========

Non-accrual loans to total loans                         0.50%      0.39%
Non-performing assets to total loans and OREO            0.72%      0.61%
Non-performing assets to total assets                    0.45%      0.42%
Allowance to Loans                                       1.34%      1.35%

FULTON FINANCIAL CORPORATION
CONSOLIDATED INCOME STATEMENT (UNAUDITED)

                                                  Quarter Ended
                                               -------------------
                                               June 30    March 31
                                                 2003       2003
                                               --------   --------
                                                  (in thousands)

Interest Income:
     Loans, including fees                     $ 84,541   $ 85,112
     Investment securities:
         Taxable                                 18,390     20,734
         Tax-exempt                               2,526      2,520
         Dividends                                1,153      1,148
     Other interest income                          556        670
                                               --------   --------
         Total Interest Income                  107,166    110,184

Interest Expense:
     Deposits                                    24,000     25,707
     Short-term borrowings                        1,692      1,753
     Long-term debt                               7,104      7,086
                                               --------   --------
         Total Interest Expense                  32,796     34,546
                                               --------   --------
         Net Interest Income                     74,370     75,638
     Provision for Loan Losses                    2,490      2,835
                                               --------   --------
         Net Interest Income after Provision     71,880     72,803

Other Income:
     Investment management & trust services       8,809      8,343
     Service charges on deposit accounts          9,501      9,216
     Other service charges and fees               4,708      4,586
     Mortgage banking income                      5,841      5,951
     Investment securities gains                  4,809      2,229
     Other                                          866      1,340
                                               --------   --------
         Total Other Income                      34,534     31,665

Other Expenses:
     Salaries and employee benefits              34,494     33,320
     Net occupancy expense                        4,807      5,080
     Equipment expense                            2,588      2,680
     Data processing                              2,776      2,864
     Advertising                                  1,787      1,232
     Intangible amortization                        360        359
     Other                                       11,253     10,347
                                               --------   --------
         Total Other Expenses                    58,065     55,882
                                               --------   --------
         Income Before Income Taxes              48,349     48,586
     Income Taxes                                14,287     14,543
                                               --------   --------
         Net Income                            $ 34,062   $ 34,043
                                               ========   ========

FULTON FINANCIAL CORPORATION
PER-SHARE INFORMATION AND SELECTED FINANCIAL RATIOS (UNAUDITED)

                                                  Quarter Ended
                                               -------------------
                                               June 30    March 31
                                                 2003       2003
                                               --------   --------
PER-SHARE INFORMATION:
---------------------
     Net income:
         Basic                                 $   0.32   $   0.32
         Diluted                                   0.32       0.32

     Cash Dividends                            $  0.160   $  0.143
     Book Value                                    8.29       8.18
     Tangible Book Value                           7.61       7.50

     Weighted average shares (basic)            105,437    105,922
     Weighted average shares (diluted)          106,178    106,635
     Shares outstanding, end of period          105,358    105,598

FINANCIAL RATIOS:
----------------
     Return on Average Assets                      1.62%      1.67%
     Return on Average Equity                     15.79%     15.97%
     Net Interest Margin                           3.91%      4.06%
     Efficiency Ratio                              54.2%      51.7%
     Average Equity to Average Assets              10.3%      10.4%

FULTON FINANCIAL CORPORATION
CONSOLIDATED AVERAGE BALANCE SHEET (UNAUDITED)

                                                                     Quarter Ended
                                                            -------------------------------
                                                              June 30            March 31
                                                                2003               2003
                                                            -----------         -----------
ASSETS                                                              (In thousands)
------
     Interest-earning assets:
         Loans and leases                                   $ 5,384,692         $ 5,346,978
         Taxable investment securities                        2,044,602           1,959,036
         Tax-exempt investment securities                       251,813             241,180
         Equity securities                                      128,378             133,300
         Short-term investments                                  40,526              54,995
                                                            -----------         -----------
         Total Interest-Earning Assets                        7,850,011           7,735,489

     Non-interest earning assets:
         Cash and due from banks                                278,657             257,555
         Premises and equipment                                 121,811             123,372
         Other assets                                           245,293             238,132
         Less: Allowance for loan losses                        (72,787)            (72,972)
                                                            -----------         -----------
         Total Assets                                       $ 8,422,985         $ 8,281,576
                                                            ===========         ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
     Interest-bearing liabilities:
         Demand deposits                                    $ 1,085,855         $ 1,049,624
         Savings deposits                                     1,596,578           1,535,872
         Time deposits                                        2,461,038           2,512,211
                                                            -----------         -----------
         Total Interest-Bearing Deposits                      5,143,471           5,097,707

         Short-term borrowings                                  596,312             611,447
         Long-term debt                                         540,413             540,906
                                                            -----------         -----------
         Total Interest-Bearing Liabilities                   6,280,196           6,250,060

     Noninterest-bearing liabilities:
         Demand deposits                                      1,181,072           1,071,184
         Other                                                   96,381              95,690
                                                            -----------         -----------
         Total Liabilities                                    7,557,649           7,416,934

     Shareholders' equity                                       865,336             864,642
                                                            -----------         -----------
         Total Liabilities and Shareholders' Equity         $ 8,422,985         $ 8,281,576
                                                            ===========         ===========

AVERAGE YIELDS ON INTEREST-EARNING ASSETS:
-----------------------------------------

     Loans and leases                                              6.30%               6.46%
     Taxable investment securities                                 3.61%               4.29%
     Tax-exempt investment securities                              4.02%               4.24%
     Equity securities                                             3.60%               3.49%
     Short-term investments                                        5.50%               4.94%
                                                            -----------         -----------
              Total Interest-Earning Assets                        5.48%               5.78%
                                                            ===========         ===========

AVERAGE COSTS OF INTEREST-BEARING LIABILITIES:
---------------------------------------------

     Demand deposits                                               0.55%               0.63%
     Savings deposits                                              0.69%               0.76%
     Time deposits                                                 3.22%               3.42%
     Short-term borrowings                                         1.14%               1.16%
     Long-term debt                                                5.27%               5.31%
                                                            -----------         -----------
              Total Interest-Bearing Liabilities                   2.09%               2.24%
                                                            ===========         ===========

NET INTEREST MARGIN (FTE)                                          3.91%               4.06%
                                                            ===========         ===========

FULTON FINANCIAL CORPORATION
LOAN QUALITY INFORMATION (UNAUDITED)

                                                                Quarter Ended
                                                       -------------------------------
                                                         June 30            March 31
                                                           2003               2003
                                                       -----------         -----------
                                                               (in thousands)
Gross Charge-offs                                      $     2,962         $     3,949
Recoveries                                                     926                 980
                                                       -----------         -----------
    Net Charge-offs                                    $     2,036         $     2,969
                                                       ===========         ===========

Net Charge-offs to average loans                              0.15%               0.22%
                                                       -----------         -----------

Non-Accrual Loans                                      $    26,811         $    25,686
Accruing Loans 90+ Days Overdue                             11,266              10,676
Other Real Estate Owned                                        808                 757
                                                       -----------         -----------
    Total Non-Performing Assets                        $    38,885            $ 37,119
                                                       ===========         ===========

Non-accrual loans to total loans                              0.50%               0.49%
Non-performing assets to total loans and OREO                 0.72%               0.70%
Non-performing assets to total assets                         0.45%               0.44%
Allowance to Loans                                            1.34%               1.36%